Rule 10f-3 Transactions
May 1, 2017 through October 31, 2017
Reported Transactions


1.  The following 10f-3 transaction was effected for the HSBC
Emerging Markets Debt Fund
Issuer/Security:  Petroleos Mexicanos 6.75% due 09/21/2047
Date of Purchase:  07/11/2017, 07/18/2017
Date Offering Commenced:  07/11/2017
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BBVA, HSBC, JP Morgan, Santander.
Aggregate Principal Amount of Purchase: $46,000
Aggregate Principal Amount of Offering: $2,500,000,000
Purchase Price:  $98.094
Commission/ Spread/ Profit:  N/A

2.  The following 10f-3 transaction was effected for the HSBC
Emerging Markets Debt Fund
Issuer/Security: Petroleos Mexicanos 6.50% due 03/13/2027
Date of Purchase:   07/11/2017, 07/18/2017
Date Offering Commenced:   07/11/2017
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BBVA, HSBC, JP Morgan, Santander.
Aggregate Principal Amount of Purchase: $30,000
Aggregate Principal Amount of Offering: $2,500,000,000
Purchase Price:  $105.487
Commission/ Spread/ Profit:  N/A

3.  The following 10f-3 transaction was effected for the HSBC
Emerging Markets Debt Fund
Issuer/Security: Banco de Bogota 4.375% due 08/03/2027
Date of Purchase:   07/27/2017, 08/03/2017
Date Offering Commenced:   07/27/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Citibank, HSBC.
Aggregate Principal Amount of Purchase: $200,000
Aggregate Principal Amount of Offering: $600,000,000
Purchase Price:  $98.512
Commission/ Spread/ Profit:  N/A

4.  The following 10f-3 transaction was effected for the HSBC
Emerging Markets Debt Fund
Issuer/Security: Republic of Argentina 7.125% due 06/28/2117
Date of Purchase:   06/19/2017, 06/28/2017
Date Offering Commenced:   06/19/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citibank, HSBC USA, Nomura, Santander
Aggregate Principal Amount of Purchase: $90,000
Aggregate Principal Amount of Offering: $2,750,000,000
Purchase Price:  $90.00
Commission/ Spread/ Profit:  N/A

5.  The following 10f-3 transaction was effected for the HSBC
Global High Yield Bond Fund
Issuer/Security: Republic of Argentina 7.125% due 06/28/2117
Date of Purchase:   06/19/2017, 06/28/2017
Date Offering Commenced:   06/19/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citibank, HSBC USA, Nomura, Santander
Aggregate Principal Amount of Purchase: $14,000
Aggregate Principal Amount of Offering: $2,750,000,000
Purchase Price:  $90.00
Commission/ Spread/ Profit:  N/A

6.  The following 10f-3 transaction was effected for the HSBC
Global High Yield Bond Fund
Issuer/Security: Chemours Co. 5.375% due 05/15/2027
Date of Purchase:   05/09/2017, 05/23/2017
Date Offering Commenced:   05/09/2017
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Credit Suisse,
JP Morgan, TD Secs., HSBC, Mizuho, RBC.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $99.051
Commission/ Spread/ Profit:  1.00%

7. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund
Issuer/Security: PBF Holding Co LLC 7.25% due 06/15/2025
Date of Purchase:   05/22/2017, 05/30/2017
Date Offering Commenced:   05/22/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America, Barclays, BNP Paribas, Credit Agricole, Credit Suisse, Deutsche Bank, Morgan Stanley, MUFG, Natixis, RBC,Wells Fargo, ABN AMRO, Fifth Third, HSBC, Societe Generale, Citigroup, UBS. Aggregate Principal Amount of Purchase: $90,000
Aggregate Principal Amount of Offering: $725,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

8.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security: Nova Chemicals 4.875% due 06/01/2024
Date of Purchase:   05/25/2017, 06/09/2017
Date Offering Commenced:   05/25/2017
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Credit
Agricole, Goldman Sachs, HSBC.
Aggregate Principal Amount of Purchase: $100,000
Aggregate Principal Amount of Offering: $1,050,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

9. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: Petroleos Mexicanos 6.50% due 03/13/2027
Date of Purchase:   07/11/2017, 07/18/2017
Date Offering Commenced:   07/11/2017
Name of Broker/Dealer from Whom Purchased:  JP MOrgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: BBVA, HSBC, JP Morgan, Santander. Aggregate Principal Amount of Purchase: $10,000
Aggregate Principal Amount of Offering: $2,500,000,000
Purchase Price:  $105.487
Commission/ Spread/ Profit:  N/A

10. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: Petroleos Mexicanos 6.75% due 09/21/2047
Date of Purchase:   07/11/2017, 07/18/2017
Date Offering Commenced:   07/11/2017
Name of Broker/Dealer from Whom Purchased:  JP MOrgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: BBVA, HSBC, JP Morgan, Santander. Aggregate Principal Amount of Purchase: $10,000
Aggregate Principal Amount of Offering: $2,500,000,000
Purchase Price:  $98.094
Commission/ Spread/ Profit:  N/A

11. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: Republic of Argentina 7.125% due 06/28/2117
Date of Purchase:   06/19/2017, 06/28/2017
Date Offering Commenced:   06/19/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citibank, HSBC USA, Nomura,
Santander
Aggregate Principal Amount of Purchase: $24,000
Aggregate Principal Amount of Offering: $2,750,000,000
Purchase Price:  $90.00
Commission/ Spread/ Profit:  N/A

12. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: Kinross Gold Corp. 4.50% due 07/15/2027
Date of Purchase:   06/28/2017, 07/06/2017
Date Offering Commenced:   06/28/2017
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: HSBC, JP Morgan, Merrill Lynch, RBC, BMO, Canaccord Genuity, CIBC, Citigroup, Credit Suisse, GMP Secs., ING, Morgan Stanley, MUFG, Nat'l. Bank of Canada, Raymond James, Scotia,
Standard Chartered, TD Secs.
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

13. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: American Tower Corp. 3.55% due 07/15/2027
Date of Purchase:   06/27/2017, 06/30/2017
Date Offering Commenced:   06/27/2017
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, Mizuho, RBC, Santander, TD Secs., BBVA, Citigroup, Commerz, EA Mkts, Fifth Third, Goldman Sachs, HSBC, JP Morgan, Merrill Lynch, Morgan Stanley, Scotia Cap., SG Americas, SMBC Nikko.
Aggregate Principal Amount of Purchase: $50,000
Aggregate Principal Amount of Offering: $750,000,000
Purchase Price:  $99.773
Commission/ Spread/ Profit:  0.650%

14.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Teachers Insur. & Annuity 4.27% due
05/15/2047
Date of Purchase:   05/03/2017, 05/08/2017
Date Offering Commenced:   05/03/2017
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Credit
Suisse, Deutsche Bank,
Goldman Sachs, HSBC, JP Morgan, Merrill Lynch, Morgan
Stanley,
Drexel Hamilton, Williams Capital.
Aggregate Principal Amount of Purchase: $50,000
Aggregate Principal Amount of Offering: $2,000,000,000
Purchase Price:  $99.68
Commission/ Spread/ Profit:  N/A

15.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Sherwin Williams 4.50% due 06/01/2047
Date of Purchase:   05/02/2017, 05/16/2017
Date Offering Commenced:   05/02/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup, JP Morgan, Morgan
Stanley, PNC Capital,
Wells Fargo, HSBC, Keybanc, RBC, SunTrust, US Bancorp.
Aggregate Principal Amount of Purchase: $15,000
Aggregate Principal Amount of Offering: $1,250,000,000
Purchase Price:  $99.313
Commission/ Spread/ Profit:  0.875%

16.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: PBF Holdings Co LLC 7.25% due 06/15/2025
Date of Purchase:   05/22/2017, 05/30/2017
Date Offering Commenced:   05/22/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Barclays,
BNP Paribas, Credit
Agricole, Credit Suisse, Deutsche Bank, Morgan Stanley,
MUFG, Natixis, RBC,
Wells Fargo, ABN AMRO, Fifth Third, HSBC, Societe Generale,
Citigroup, UBS.
Aggregate Principal Amount of Purchase: $38,000
Aggregate Principal Amount of Offering: $725,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

17. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: CK Hutchison Capital 17.4% Perpetual
Date of Purchase:   05/09/2017, 05/12/2017
Date Offering Commenced:   05/09/2017
Name of Broker/Dealer from Whom Purchased: Credit Agricole Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America, Credit Agricole,
Goldman Sachs, HSBC.
Aggregate Principal Amount of Purchase: $200,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

18. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: Citigroup due 05/17/2024
Date of Purchase:   05/11/2017, 05/17/2017
Date Offering Commenced:   05/11/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup, CIBC, Citizens Cap.,
Credit Suisse,
Deutsche Bank, HSBC, Natixis, Santander, Standard Chartered,
Unicredit,
Wells Fargo, ABN AMRO, ANZ, Bank of China, BBVA Secs.,
Capital One, CastleOak,
Desjardins, DZ Finl,,Fifth Third, ICBC, ING, Mischler,
nabSecurities,
Nat'l. Bank of Canada, Nomura, PNC, Siebert Cisneros,
SMBC Nikko, SunTrust,
TD Secs.
Aggregate Principal Amount of Purchase: $45,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.350%

19.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Chemours Co. 5.375% due 05/15/2027
Date of Purchase:   05/09/2017, 05/23/2017
Date Offering Commenced:   05/09/2017
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Credit
Suisse,
JP Morgan, TD Secs., HSBC, Mizuho, RBC.
Aggregate Principal Amount of Purchase: $10,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $99.051
Commission/ Spread/ Profit:  1.00%

20.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Amgen due 05/10/2019
Date of Purchase:   05/08/2017, 05/11/2017
Date Offering Commenced:   05/08/2017
Name of Broker/Dealer from Whom Purchased:  Bank of
America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Goldman Sachs, Merrill
Lynch, Mizuho,
BNP Paribas, Citigroup, Deutsche Bank, JP Morgan, Morgan
Stanley, Credit
Suisse, HSBC, MUFG, RBC, SMBC, UBS, Wells Fargo.
Aggregate Principal Amount of Purchase: $25,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.175%

21.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Bank of America 2.8% due 07/21/2023
Date of Purchase:   07/18/2017, 07/21/2017
Date Offering Commenced:   07/18/2017
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Merrill Lynch, ABN AMRO, ANZ,
BBVA, BNY Mellon,
Capital One, CIBC, Commonwealth Bk of Austr., Credit
Agricole, Danske,
HSBC, Huntington Inv., ICBC, ING, Mizuho, NabSecurities,
Rabo, RBS,
Santander, Scotia, SG Americas, Skandinaviska, SMBC Nikko,
Standard
Chartered, UBS, Unicredit, Apto, Castleoak, Drexel
Hamilton, R Seelaus.
Aggregate Principal Amount of Purchase: $90,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.350%

22.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Enbridge Inc. 5.50% due 07/15/2077
Date of Purchase:   07/10/2017, 07/14/2017
Date Offering Commenced:   07/10/2017
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Credit
Suisse, Deutsche Bank,
HSBC.
Aggregate Principal Amount of Purchase: $55,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.00%

23.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Nova Chemicals 4.875% due 06/01/2024
Date of Purchase:   05/25/2017, 06/09/2017
Date Offering Commenced:   05/25/2017
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Credit
Agricole, Goldman Sachs,
HSBC.
Aggregate Principal Amount of Purchase: $10,000
Aggregate Principal Amount of Offering: $1,050,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

24.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Nova Chemicals 5.25% due 06/01/2027
Date of Purchase:   05/25/2017, 06/09/2017
Date Offering Commenced:   05/25/2017
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Credit
Agricole, Goldman Sachs,
HSBC.
Aggregate Principal Amount of Purchase: $65,000
Aggregate Principal Amount of Offering: $1,050,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

25.  The following 10f-3 transaction was effected for the
HSBC Emerging Markets Debt Fund
Issuer/Security:  Saci Falabella 3.75% due 10/30/2027
Date of Purchase:  10/23/2017, 10/30/2017
Date Offering Commenced:  10/23/2017
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  HSBC, JP Morgan, Santander.
Aggregate Principal Amount of Purchase: $200,000
Aggregate Principal Amount of Offering: $400,000,000
Purchase Price:  $98.972
Commission/ Spread/ Profit:  N/A

26.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Cheniere Energy 5.25% due 10/01/2025
Date of Purchase:   09/12/2017, 09/18/2017
Date Offering Commenced:   09/12/2017
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
First Boston
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  ABN AMRO, Credit Suisse, HSBC,
JP Morgan,
Merrill Lynch, Mizuho, Morgan Stanley, MUFG Secs., SG
Americas,
SMBC Nikko, CIBC, Commonwealth Bk of Australia, ING.
Aggregate Principal Amount of Purchase: $30,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

27.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Citigroup Inc. 3.52% due 10/27/2028
Date of Purchase:   10/23/2017, 10/27/2017
Date Offering Commenced:   10/23/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup, BMO Cap., Deutsche
Bank, HSBC, MUFG,
NatWest, Scotia Cap., TD Secs., UBS, Unicredit, Academy
Secs., Bank of China,
Barclays, BBVA, BNY Mellon, Castleoak, CL King, Credit
Agricole, Fifth Third,
Imperial Cap., MFR Sec., Mischler Finl., Mizuho, Nomura,
RBC, SG Americas,
Seibert Cisneros, SMBC Nikko.
Aggregate Principal Amount of Purchase: $110,000
Aggregate Principal Amount of Offering: $2,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

28.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Expedia Inc. 3.8% due 02/15/2028
Date of Purchase:   09/18/2017, 09/21/2017
Date Offering Commenced:   09/18/2017
Name of Broker/Dealer from Whom Purchased:  Goldman sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Merrill Lynch, BNP Paribas,
Goldman Sachs, HSBC,
JP Morgan, Mizuho, MUFG, US Bancorp.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $99.747
Commission/ Spread/ Profit:  N/A


29.  The following 10f-3 transaction was effected for the
 HSBC Global High Income Bond Fund
Issuer/Security: Kraft Heinz Foods due 02/10/2021
Date of Purchase:   08/07/2017, 08/10/2017
Date Offering Commenced:   08/07/2017
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Barclays,
Citigroup, Goldman Sachs,
JP Morgan, MOrgan Stanley, Wells Fargo, BNP Paribas,
Credit Suisse, Deutsche
Bank, HSBC, Mizuho, MUFG, RBC, Santander, SMBC Nikko,
Rabo Secs., Standard
Chartered.
Aggregate Principal Amount of Purchase: $60,000
Aggregate Principal Amount of Offering: $650,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.250%


30.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Mattamy Group Inc. 6.50% due 10/01/2025
Date of Purchase:   09/20/2017, 09/26/2017
Date Offering Commenced:   09/20/2017
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
First Boston
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BMO Cap., Credit Suisse,
JP Morgan,
Merrill Lynch, RBC, Wells Fargo, CIBC, HSBC, Nat'l.
Bank Of Canada,
Scotia Cap.
Aggregate Principal Amount of Purchase: $6,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


31.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Sunoco Logistics Partner 5.40% due
10/01/2047
Date of Purchase:   09/19/2017, 09/21/2017
Date Offering Commenced:   09/19/2017
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BBVA, Credit Agricole, Credit
Suisse, Deutsche Bank,
HSBC, Mizuho, PNC Cap., RBC, SMBC Nikko, SunTrust, US
Bancorp, Wells Fargo,
CIBC, Fifth Third, Scotia Cap.
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $99.806
Commission/ Spread/ Profit:  N/A


32. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security: Trinseo OP 5.375% due 09/01/2025
Date of Purchase:   08/15/2017, 08/29/2017
Date Offering Commenced:   08/15/2017
Name of Broker/Dealer from Whom Purchased: Deutsche Bank Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Barclays, BNP Paribas, Citigroup,
Deutsche Bank,
Goldman Sachs, HSBC, Mizuho, Morgan Stanley, Scotia Capital,
SMBC Nikko.
Aggregate Principal Amount of Purchase: $12,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


33.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Valeant Pharmaceuticals 5.50% due
11/01/2025
Date of Purchase:   10/02/2017, 10/17/2017
Date Offering Commenced:   10/02/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Deutsche
Bank,DNB, Goldman
Sachs, JP Morgan, Morgan Stanley,RBC, HSBC, TD Secs.
Aggregate Principal Amount of Purchase: $2,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


34.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Westpac Banking Corp. NZ 5% Perpetual
due 9/21/2027
Date of Purchase:   09/12/2017, 09/21/2017
Date Offering Commenced:   09/12/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup, HSBC, JP Morgan, UBS.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $1,250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


35.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Wind Tre Spa 3.125% due 01/20/2025
Date of Purchase:   10/24/2017, 11/03/2017
Date Offering Commenced:   10/24/2017
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Banca IMI, Bank of America,
Barclays, BNP, Citigroup,
Credit Agricole, Credit Suisse, Deutsche Bank, Goldman
Sachs, HSBC, JP MOrgan,
Mediobanca, Mizuho, MUFG, Natixis, Nomura, SMBC, Societe
Generale, Unicredit Bank.
Aggregate Principal Amount of Purchase: $100,000
Aggregate Principal Amount of Offering: $1,750,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


36.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security: Cheniere Energy 5.25% due 10/01/2025
Date of Purchase:   09/12/2017, 09/18/2017
Date Offering Commenced:   09/12/2017
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
First Boston
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  ABN AMRO, Credit Suisse, HSBC,
JP Morgan,
Merill Lynch, Mizuho, Morgan Stanley, MUFG Secs., SG
Americas, SMBC Nikko,
CIBC, Commonwealth Bk of Australia, ING.
Aggregate Principal Amount of Purchase: $125,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


37.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security: Mattamy Group Inc. 6.50% due 10/01/2025
Date of Purchase:   09/20/2017, 09/26/2017
Date Offering Commenced:   09/20/2017
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
First Boston
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BMO Cap., Credit Suisse,
JP Morgan, Merill Lynch,
RBC, Wells Fargo, CIBC, HSBC, Nat'l. Bank of Canada,
Scotia Cap.
Aggregate Principal Amount of Purchase: $50,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


38. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund
Issuer/Security:  Trinseo OP 5.375% due 09/01/2025
Date of Purchase:   08/15/2017, 08/29/2017
Date Offering Commenced:   08/15/2017
Name of Broker/Dealer from Whom Purchased: Deutsche Bank Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Barclays, BNP Paribas, Citigroup,
Deutsche Bank,
Goldman Sachs, HSBC, Mizuho, Morgan Stanley, Scotia Capital,
SMBC Nikko.
Aggregate Principal Amount of Purchase: $46,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

39.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Valeant Pharmaceuticals 5.50% due
11/01/2025
Date of Purchase:   10/02/2017, 10/17/2017
Date Offering Commenced:   10/02/2017
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Deutsche
Bank, DNB,
Goldman Sachs, JP Morgan, Morgan Stanley, RBC, HSBC, TD Secs.
Aggregate Principal Amount of Purchase: $6,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

40.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  West Street Merger Sub 6.375% due 09/01/2025
Date of Purchase:   08/10/2017, 08/24/2017
Date Offering Commenced:   08/10/2017
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Bank of America, Barclays, HSBC,
Jefferies,
JP Morgan, Morgan Stanley.
Aggregate Principal Amount of Purchase: $61,000
Aggregate Principal Amount of Offering: $770,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


41.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Wind Tre Spa 3.125% due 01/20/2025
Date of Purchase:   10/24/2017, 11/03/2017
Date Offering Commenced:   10/24/2017
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Banca IMI, Bank of America,
Barclays, BNP,
Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank,
Goldman Sachs,
HSBC, JP Morgan, Mediobanca, Mizuho, MUFG, Natixis, Nomura,
SMBC, Societe
Generale, Unicredit Bank.
Aggregate Principal Amount of Purchase: $100,000
Aggregate Principal Amount of Offering: $1,750,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A